CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the President of The Advisors’ Inner Circle Fund III (the “Fund”), with respect to the Fund’s report on Form N-CSR for the period ended September 30, 2018, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such report on Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such report on Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 7, 2018

/s/ Michael Beattie
Michael Beattie President

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Treasurer, Controller, and Chief Financial Officer of The Advisors’ Inner Circle Fund III (the “Fund”), with respect to the Fund’s report on Form N-CSR for the period ended September 30, 2018 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such report on Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such report on Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 7, 2018

/s/ Stephen Connors
Stephen Connors
Treasurer, Controller, and Chief Financial Officer